UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

Biomea Fusion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40335	82-2520134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlefield Road, 4th Floor
Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650 980-9099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BMEA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 17, 2024, Biomea Fusion, Inc. (the “Company”) issued a press release announcing topline data from the Phase II portion of COVALENT-111, the Company’s clinical trial of its lead product candidate, icovamenib, in type 2 diabetes. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The Company also hosted a conference call and live webcast to discuss the interim clinical data on December 17, 2024 at 8:00 a.m. E.T. The Company has made available a slide presentation to accompany the call, a copy of which is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On December 17, 2024, the Company reported positive topline results from its ongoing Phase II COVALENT-111 Study in patients with type 2 diabetes (“T2D”). Icovamenib met the primary endpoint, displaying a meaningful statistically significant placebo-corrected mean reduction in HbA1c at Week 26 in the prespecified per protocol patient population. Specifically, Arm B, the larger patient set from the two 12-week dosing arms, demonstrated a statistically significant reduction in HbA1c compared to placebo in all patients treated in the Per Protocol Patient population. In a post-hoc analysis of patients receiving at least one anti-diabetic medication, all active dosing arms combined as well as Arm B demonstrated a statistically significant reduction in HbA1c compared to placebo. Best response was achieved in target, beta-cell deficient patients on one or more antidiabetic agents at baseline (Arm B, n=7), showing a placebo-adjusted mean reduction of 1.47% in HbA1c at Week 26 with statistical significance, after only 12 weeks of dosing with 100 mg icovamenib. Additionally it was noted that icovamenib was generally well-tolerated, with no adverse-event related discontinuations, no hypoglycemic events, and no related serious adverse events.

The purpose of COVALENT-111 is to identify the optimal dose and the patient population to advance with icovamenib in late-stage clinical development. The topline data at Week 26 supports that 12-weeks of treatment of consistent 100 mg once-daily exposure, Arm B, was the best performing dose scheme, and the insulin-deficient patient population (SIDD and MARD patients) were the best responding subjects. The SIDD and MARD subgroups are known to demonstrate the lowest beta-cell function and lowest fasting c-peptide of the four phenotypes. COVALENT-111 is a double-blinded, randomized, 3:1 placebo-controlled trial that has enrolled adult patients diagnosed with T2D within the last 7 years, who had HbA1c levels between 7.0% and 10.5%, and a body mass index (BMI) between 25 and 40 kg/m². At baseline, all participants were receiving treatment with diet and exercise and were uncontrolled with up to three antidiabetic medications. Icovamenib was investigated in three different dosing arms with a primary follow up after 26 weeks, which the Company reported on: Arm A at 100mg QD (once daily) for 8 weeks, Arm B at 100mg QD for 12 weeks, and Arm C at 100 mg QD for 8 weeks and 100mg BID (twice daily) for 4 weeks. The study enrolled a total of 225 patients who received at least one dose of icovamenib and were considered evaluable for the modified intent-to-treat population. Dosing was interrupted for many patients due to an interim clinical hold imposed by the U.S. Food and Drug Administration (the “FDA”). This topline efficacy analysis focuses on those patients who had completed at least 80% of their assigned dosing schedule prior to the clinical hold, the Per Protocol Patient population, and includes a post-hoc analysis of the subgroup (90% of Per Protocol Patients) who were treated with one or more anti-hyperglycemic therapies at baseline (n=168).

Based on these initial results and the upcoming 52-week readout in the second half 2025, we plan to engage with the FDA to discuss the data. This meeting will provide an opportunity to align with FDA on how to further advance icovamenib as a first-in-class menin inhibitor therapy for T2D.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed or furnished herewith contain certain statements which are not historical facts and are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this contained in this Current Report on Form 8-K or the materials furnished or filed herewith that are not statements of historical fact, including statements regarding the clinical and therapeutic potential of the Company’ product candidates and development programs, their mechanism of action, and their potential relative to approved products marketed by third parties; the potential benefits to future trial design and program development of subtyping diabetes patients; the Company’s research, development and regulatory plans, including its plans to engage with the FDA regarding clinical data from COVALENT-111, the progress of the Company’s ongoing and upcoming clinical trials and the timing of such events may be deemed to be forward-looking statements. The Company intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. Any forward-looking statements in this contained in this Current Report on Form 8-K or the materials furnished or filed herewith are based on the Company’s current expectations, estimates and projections only as of the date of this release and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including the risk that preliminary or interim results of preclinical studies or clinical trials may not be predictive of future or final results in connection with future clinical trials that the Company’s analysis of preliminary or interim data in subsets of patients may not be predictive of the Company’s product candidate in a broader patient population, and the risk that the Company may encounter delays in preclinical or clinical development, patient enrollment and in the initiation, conduct and completion of the Company’s ongoing and planned clinical trials and other research and development activities. These risks concerning Biomea Fusion’s business and operations are described in additional detail in its periodic filings with the U.S. Securities and Exchange Commission (SEC), including its most recent periodic report filed with the SEC and subsequent filings thereafter. Biomea Fusion explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release titled “Biomea Fusion Announces Positive Topline Results from Ongoing Phase II COVALENT-111 Study in Patients with Type 2 Diabetes,” issued by Biomea Fusion, Inc. on December 17, 2024, furnished herewith.

99.2	Corporate presentation titled “Covalent-111 Topline Results” dated December 17, 2024, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biomea Fusion Inc.

Date: December 20, 2024	By:	/s/ Thomas Butler
Thomas Butler
Principal Executive Officer